Trade and other receivables	12 Months Ended
Mar. 31, 2023
Trade and other receivables

26 Trade and other receivables

	March 31,
	2022	2023
Trade receivables (net of allowance)	1,897,590	2,817,604
Receivables from joint venture (net of allowance) (refer to note 41)	-	530
Refund and other receivable (net of allowance)	37,112	52,478
Total	1,934,702	2,870,612
Contract Assets (refer to note 8)	11	190,598
	11	190,598
Total	1,934,713	3,061,210

A trade receivable is a right to consideration that is unconditional upon passage of time. Trade receivables are non-interest bearing and are generally on terms of 30 to 90 days.

The trade receivables primarily consist of amounts receivable from airline’s, hotels, corporate’s and retail customers pertaining to the transaction value.

The Group, pursuant to an arrangement with bank, discounted certain of its trade receivables on a recourse basis. The receivables discounted were mutually agreed upon with the bank after considering the creditworthiness and contractual terms with the customer. The duration of discounting are generally on terms of 45 to 90 days. The Group collects the contractual cash flows from its trade receivable and passes them on to its bank. In case of default by customers, the Group will be solely liable to repay to bank. The Group has not transferred substantially all the risks and rewards of ownership of such receivables discounted to the bank, and accordingly, the same were not derecognized in the statements of financial position. The amount payable to the bank is disclosed as a financial liability. As on March 31, 2023, the amount of trade receivables discounted to banks amounts to INR 1,210,777 (March 31, 2022: INR 390,443) and financial liability pursuant to factoring arrangement amounts to INR 1,089,699 (March 31, 2022: INR 351,399) (Refer to note 32 for details).

The Group’s exposure to credit and currency risk is disclosed in Note 39.